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                                                                    EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-55903) of ITT Educational Services, Inc. of our report dated June 28, 1999 relating to the financial statements, which appears in this Form 11-K.



PRICEWATERHOUSECOOPERS LLP
Indianapolis, Indiana
June 29, 1999